EXHIBIT 10.14.1

EXHIBITS

EXHIBIT A	Shareholders
EXHIBIT B	[Intentionally Left Blank]
EXHIBIT C	[Intentionally Left Blank]
EXHIBIT D	[Intentionally Left Blank]
EXHIBIT E	Shareholders’ Agent Agreement
EXHIBIT F-1	Navios Confidentiality Agreement, dated February 9, 2005
EXHIBIT F-2	ISE Confidentiality Agreement, dated December 15, 2004
EXHIBIT G	Deposit Escrow Agreement, dated February 28, 2005
EXHIBIT H	EBITDA Adjustment Escrow Agreement, dated February 28, 2005

SCHEDULES
Schedule 2.2	EBITDA Adjustment
Schedule 2.3(a)	Payoff Indebtedness
Schedule 2.3(b)	Released Liens
Schedule 3.1(c)	Ownership
Schedule 3.2(e)	Subsidiaries
Schedule 3.2(g)	Subsidiaries: Equity Interests; Restrictions
Schedule 3.3	Capital Stock
Schedule 3.4	Non-Contravention
Schedule 3.5(a)	Financial Statements
Schedule 3.5(c)	Liabilities
Schedule 3.6	Absence of Material Differences
Schedule 3.7	Employees
Schedule 3.8(a)	Employee Benefit Plans
Schedule 3.8(e)	ERISA Non-Contravention
Schedule 3.8(f)	Unfunded Liabilities
Schedule 3.8(h)	COBRA Payments
Schedule 3.9	Maritime Matters
Schedule 3.10(a)	Assets: Owned
Schedule 3.10(b)	Assets: Leased; Charter Parties
Schedule 3.10(c)	Assets: Operating Condition
Schedule 3.11	Permits; Compliance
Schedule 3.12	Litigation
Schedule 3.13	Environmental
Schedule 3.14	Intellectual Property
Schedule 3.15(a)	Owned Real Property
Schedule 3.15(b)	Leased Real Property
Schedule 3.16	Material Contracts
Schedule 3.17	Insurance

Schedule 3.18(b)	Tax Returns
Schedule 3.18(c)	Tax Issues
Schedule 3.18(d)	Tax Statute of Limitations
Schedule 3.18(e)	Tax — Payments to a Person
Schedule 3.19	Affiliate Transactions
Schedule 3.20	Bank Accounts
Schedule 3.21	Brokerage
Schedule 4.4	Compliance
Schedule 5.3(d)	Permitted Capital Expenditures
Schedule 5.3(k)	Distribution Transactions
Schedule 6.11	Terms of Non-Competition and Non-Solicitation Agreements
Schedule 6.12	Terms of Employment Agreements